UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                          FORM 8-K

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  October 8, 2002
     (Date of Earliest Event Reported:  October 7, 2002)

               Commission File Number 1-11680

                  -------------------------

                EL PASO ENERGY PARTNERS, L.P.
   (Exact Name of Registrant as Specified in its Charter)

     Delaware                                76-0396023
(State or Other Jurisdiction              (I.R.S.  Employer
of Incorporation or Organization)          Identification No.)


                       El Paso Building
                    1001 Louisiana Street
                     Houston, Texas 77002
          (Address of Principal Executive Offices)(Zip Code)


 Registrant's Telephone Number, Including Area Code:  (713) 420-2600

Item 5.  Other Events.

El Paso Energy Partners, L.P. announced that it has selected Valero Energy Corporation to become its 50 percent partner in the Cameron Highway Oil Pipeline project. Cameron Highway, originally announced in February 2002, will be a major, new 390-mile pipeline that will deliver up to 500,000 barrels of oil per day from southern Green Canyon and western Gulf of Mexico areas to the major refining areas of Port Arthur and Texas City, Texas.

      (c) Exhibits

     Exhibit number      Description
     --------------      -----------
         99.1            Press Release dated October 7, 2002.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EL PASO ENERGY PARTNERS, L.P.

                                By:  EL PASO ENERGY PARTNERS COMPANY,
                                     its General Partner

                                By: /s/  D. Mark Leland
                                    ---------------------------
                                         D. Mark Leland
                               Senior Vice President and Controller
                                  (Principal Accounting Officer)


Date:  October 8, 2002